KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.3%
Communication Services—14.0%
Activision Blizzard, Inc.	45,110	$3,652
Facebook, Inc. Class A(1)	60,682	15,892
Netflix, Inc.(1)	23,250	11,626
Tencent Holdings Ltd. ADR	129,510	8,761
		39,931

Consumer Discretionary—25.8%
Alibaba Group Holding Ltd. Sponsored ADR(1)	58,758	17,274
Amazon.com, Inc.(1)	8,430	26,544
Home Depot, Inc. (The)	14,368	3,990
Las Vegas Sands Corp.	73,212	3,416
McDonald’s Corp.	14,660	3,218
MercadoLibre, Inc.(1)	5,470	5,921
NIKE, Inc. Class B	62,105	7,796
Ross Stores, Inc.	40,167	3,748
Trip.com Group Ltd. ADR(1)	58,790	1,831
		73,738

Consumer Staples—4.6%
Estee Lauder Cos., Inc. (The) Class A	6,580	1,436
McCormick & Co., Inc.	16,020	3,110
Monster Beverage Corp.(1)	48,995	3,929
Procter & Gamble Co. (The)	33,410	4,644
		13,119

Financials—5.0%
Bank of America Corp.	198,340	4,778
CME Group, Inc.	14,230	2,381
MarketAxess Holdings, Inc.	10,940	5,268
Progressive Corp. (The)	21,240	2,011
		14,438

Health Care—6.1%
Danaher Corp.	26,997	5,813
HealthEquity, Inc.(1)	30,760	1,580
Illumina, Inc.(1)	6,600	2,040
Zoetis, Inc.	49,344	8,160
		17,593

Industrials—8.8%
CoStar Group, Inc.(1)	7,760	6,584
Equifax, Inc.	14,440	2,266
Fair Isaac Corp.(1)	8,170	3,475
Kansas City Southern	23,550	4,259
	Shares	Value

Industrials—continued
Roper Technologies, Inc.	12,652	$4,999
Uber Technologies, Inc.(1)	99,130	3,616
		25,199

Information Technology—33.2%
Accenture plc Class A	18,291	4,134
Amphenol Corp. Class A	56,574	6,125
Avalara, Inc.(1)	65,360	8,323
Bill.com Holdings, Inc.(1)	140,027	14,046
Duck Creek Technologies, Inc.(1)(2)	153,506	6,974
NVIDIA Corp.	29,550	15,993
Paycom Software, Inc.(1)	31,552	9,822
Snowflake, Inc. Class A(1)	1,516	381
Trade Desk, Inc. (The) Class A(1)	20,670	10,723
Visa, Inc. Class A	57,288	11,456
Workday, Inc. Class A(1)	32,450	6,981
		94,958

Materials—1.8%
Ecolab, Inc.	25,124	5,021
Total Common Stocks (Identified Cost $90,873)		283,997

Total Long-Term Investments—99.3% (Identified Cost $90,873)		283,997

TOTAL INVESTMENTS—99.3% (Identified Cost $90,873)		$283,997
Other assets and liabilities, net—0.7%		1,922
NET ASSETS—100.0%		$285,919

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the security is restricted.

Country Weightings†
United States	88%
China	10
Brazil	2
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Series’ investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$283,997	$283,997
Total Investments	$283,997	$283,997
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Schedule of Investments

KAR CAPITAL GROWTH SERIES
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
2